Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Diluted EPS of $0.23 for Q1 2024 and

announces adoption of new 500,000
share repurchase program
MIAMI,

FL – April 25,

2024 – USCB

Financial Holdings, Inc. (the

“Company”) (NASDAQ: USCB)
, the holding

company for U.S. Century

Bank (the “Bank”),
reported net income of $4.6 million or

$0.23 per diluted share for the three

months ended March 31, 2024, compared with

net income of $5.8 million or $0.29

per diluted
share for the same period in 2023.

“We are pleased to report

a robust start

to the year, marked

by a strong

increase in deposits

of $165.7 million

from the close

of 2023. This

achievement reflects our

diligent
execution of

strategic plans emphasizing

organic growth,

including business and

retail banking

initiatives to deepen

existing relationships, new

production hires, and
innovative deposit-aggregating business verticals,” said Luis de la Aguilera,

Chairman, President, and CEO. The growth in deposits continues to bolster our capacity for safe and sound lending activities, delivering accretive quarter-over-quarter improvement in average loan coupon rates which contributes to interest

income.”
“Last month,

we initiated

a dividend

program starting

with a

rate of

$0.05 per

share, underscoring

our commitment

to delivering

shareholder value,”

affirmed de

la
Aguilera. “Looking ahead to the coming year and evaluating

our thriving Florida economy, we anticipate diversified sustainable growth in both loans and deposits.”
Unless otherwise

stated, all

percentage comparisons

in

the bullet

points below

are

calculated for

the quarter

ended March 31,

2024 compared

to the

quarter ended
March 31, 2023 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter ended March

31, 2024 was 0.76% compared to 1.11% for the first quarter of 2023.

•
Annualized return on average stockholders’ equity for

the quarter ended March 31, 2024 was 9.61% compared

to 12.85% for the first quarter of 2023.

•
The efficiency ratio for the quarter ended March 31, 2024 was 63.41%

compared to 56.32% for the first quarter of 2023.

•
Net interest margin for the quarter ended March 31, 2024 was 2.62%

compared to 3.22% for the first quarter of

2023.
•
Net interest income before provision for

credit losses was $15.2 million for the

quarter ended March 31, 2024, a

decrease of $839 thousand or 5.2% compared

to
the first quarter of 2023.
Balance Sheet
•
Total assets were $2.5 billion at March 31, 2024, representing an increase of $325.3 million or

15.0% from March 31, 2023.
•
Total loans were $1.8 billion at March 31, 2024, representing an increase of $240.8 million or

15.2% from March 31, 2023.
•
Total deposits were $2.1 billion at March 31, 2024, representing an increase of $272.3 million or 14.9%

from March 31, 2023.
•
Total stockholders’ equity was

$195.0 million at

March 31, 2024, representing

an increase of

$11.2 million or 6.1%

from March 31, 2023.

Total stockholders’ equity
included accumulated comprehensive loss of $45.4 million at March

31, 2024 compared to accumulated comprehensive loss of $42.1 million at March 31, 2023.

Asset Quality
•
The allowance for credit losses (“ACL”) increased by $2.6 million to $21.5 million at March 31, 2024 from $18.9 million

at March 31, 2023.
•
The allowance for credit losses represented 1.18% of total loans at March 31, 2024 and 1.20% at March 31, 2023.
•
Non-performing loans to total loans was 0.03% at both March

31, 2024 and March 31, 2023.
Non-interest Income and Non-interest Expense
•
Non-interest income was $2.5 million for the

three months ended March 31, 2024, an increase of

$394 thousand or 19.0%

compared to $2.1 million for

the same
period in 2023.

•
Non-interest expense was $11.2 million for the three months ended March 31, 2024, an increase of $998 thousand or 9.8% compared to $10.2 million for the same
period in 2023.

Capital
•
On January 29, 2024, the Company’s Board of Directors declared a cash dividend of $0.05 per share of the Company’s Class A

common stock. The dividend was
paid on March 5, 2024 to shareholders of record at the close of business on

February 15, 2023. The aggregate amount distributed in connection with this dividend was $1.0 million.
•
The Company’s Board of Directors declared a cash dividend of $0.05 per share of the Company’s

Class A common stock on April 22, 2024. The dividend will be paid on June 5, 2024 to shareholders of record at the close

of business on May 15, 2024.

• As of March 31, 2024,
total risk-based capital ratios for the Company and the

Bank were 12.98%

and 12.89%, respectively.
•
Tangible book value per common share (a non-GAAP measure)

of $9.92 was negatively affected by $2.31

due to accumulated comprehensive loss of

$45.4 million
at March 31, 2024.

At March 31, 2023,

tangible

book value per

common share of

$9.37 was

negatively affected by

$2.14 due

to $42.1

million in accumulated
comprehensive loss.
•
During the quarter the Company repurchased 7,100

shares of Class A common stock at a weighted average

price per share of $11.15. The aggregate purchase price
for these transactions was approximately $79.2 thousand, including transaction costs. As of March 31, 2024, 72,980 shares remain authorized for repurchase under
the Company’s previously announced share repurchase program.

•
On April 22, 2024, the Board of Directors approved a new share repurchase program of up to 500,000 shares of Class A common stock or approximately 2.5% of
the Company’s issued and outstanding shares of common stock. Under the repurchase program, the Company may purchase shares of Class A common stock on a discretionary basis from time to

time through open market repurchases,

privately negotiated transactions, or

other means. The repurchase program

has no expiration
date and may be modified, suspended, or terminated at any

time. The new repurchase program will commence upon completion of the current repurchase program.
Repurchases under this program will be funded from the

Company’s existing cash and cash equivalents or

future cash flow.

As of April 22, 2024, 572,980 shares
remain authorized for repurchase under the Company’s share repurchase programs.
Conference Call and Webcast

The Company will host

a conference call on

Friday, April 26, 2024, at 11:00 a.m.

Eastern Time to discuss the

Company’s unaudited financial results for

the quarter ended
March 31, 2024. To access the conference call, dial (833) 816-1416 (U.S. toll-free) and ask to join the USCB Financial Holdings Call.

Additionally, interested parties can listen to a live webcast of the call in the “Investor Relations” section of the Company’s website at www.uscentury.com

.

An archived
version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial

Holdings, Inc. is

the bank

holding company for

U.S. Century

Bank. Established in

2002, U.S. Century

Bank is

one of

the largest

community banks
headquartered in

Miami, and

one of

the largest

community banks

in the

State of

Florida. U.S.

Century Bank

is rated

5-Stars by

BauerFinancial, the

nation’s leading
independent bank

rating firm. U.S.

Century Bank offers

customers a

wide range

of financial products

and services and

supports numerous community

organizations,
including the Greater Miami Chamber of Commerce,

the South Florida Hispanic Chamber of Commerce,

and ChamberSouth. For more information about us

or to find a
banking center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release may contain

statements that are not

historical in nature and are

intended to be, and are

hereby identified as, forward-looking

statements for purposes
of the safe harbor provided by Section 21E

of the Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,” “could,” “ should,” “would,”

“believe,” “contemplate,” “expect,” “aim,”

“plan,” “estimate,” “continue,” and “intend,”, the

negative of
these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include,
but are not limited

to, statements related to our

projected growth, anticipated future financial performance,

and management’s long-term performance

goals, as well as
statements relating to the anticipated effects on results

of operations and financial condition from expected or potential developments or events, or business and growth
strategies, including anticipated internal growth and balance sheet restructuring.
These

forward-looking statements

involve significant

risks

and

uncertainties that

could

cause

our

actual

results to

differ

materially

from

those

anticipated

in

such
statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry;
•
the accuracy of

our financial statement

estimates and assumptions,

including the estimates

used for our

credit loss reserve

and deferred tax

asset valuation allowance;
• the efficiency and effectiveness of our internal control procedures and processes;
•
our ability to comply with the extensive laws and regulations to which we are subject, including the laws for

each jurisdiction where we operate;
•
adverse changes or conditions in capital and financial markets,

including actual or potential stresses in the banking

industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative or regulatory changes and changes in

accounting principles, policies, practices or guidelines,

including the on-going effects of the implementation of the
Current Expected Credit Losses (“CECL”) standard;
•
the lack of

a significantly diversified loan

portfolio and the

concentration in the

South Florida market,

including the risks

of geographic, depositor,

and industry
concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to fund or access the

capital markets at attractive rates and terms and

manage our growth, both organic growth as

well as growth through other means,
such as future acquisitions;
•
inflation, interest rate, unemployment rate, market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our interest rate spread

and net interest margin;
• the loss of key employees;
•
the effectiveness of

our risk

management strategies, including

operational risks, including,

but not

limited to, client,

employee, or third-party

fraud and

security
breaches; and
•
other risks described in this earnings release and other filings we make with the Securities and Exchange Commission (“SEC”).
All

forward-looking

statements

are

necessarily

only

estimates

of

future

results,

and

there

can

be

no

assurance

that

actual

results

will

not

differ

materially

from
expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this earnings release are made only as of the date hereof, and

we undertake no obligation to update or revise

any forward-looking statement to reflect events

or circumstances after the
date on which

the statements are made

or to reflect

the occurrence of unanticipated

events, unless required to

do so under

the federal securities

laws. You

should also
review the risk factors described in the reports the Company filed or will file with the SEC.

Non-GAAP Financial Measures
This earnings

release includes

financial information

determined by

methods other

than in

accordance with

generally accepted

accounting principles

(“GAAP”). This
financial information includes

certain operating performance

measures. Management has

included these non-GAAP measures

because it believes

these measures may
provide useful

supplemental information

for evaluating

the Company’s

operations and

underlying performance

trends. Further,

management uses

these measures

in
managing and evaluating the

Company’s business

and intends to

refer to them in

discussions about our operations

and performance. Operating performance

measures
should be viewed in addition to,

and not as an alternative to

or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-
GAAP measures that may

be presented by other companies.

Reconciliations of these non-GAAP

measures to the most

directly comparable GAAP measures

can be found
in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this earnings release.
All numbers included in this press release are unaudited

unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended March 31,
2024 2023
Interest income:
Loans, including fees $ 26,643 $ 19,711
Investment securities 2,811 2,286
Interest-bearing deposits in financial institutions 1,433 382
Total interest income 30,887 22,379
Interest expense:
Interest-bearing checking 369 43
Savings and money market accounts 10,394 4,785
Time deposits 3,294 1,057
FHLB advances and other borrowings 1,672 497
Total interest expense 15,729 6,382
Net interest income before provision for credit losses 15,158 15,997
Provision for credit losses 410 201
Net interest income after provision for credit losses 14,748 15,796
Non-interest income:

Service fees 1,651 1,205
Gain (loss) on sale of securities available for sale, net - (21)
Gain on sale of loans held for sale, net 67 347
Other non-interest income 746 539
Total non-interest income 2,464 2,070
Non-interest expense:

Salaries and employee benefits 6,310 6,377
Occupancy 1,314 1,299
Regulatory assessments and fees 433 224
Consulting and legal fees 592 358
Network and information technology services 507 478
Other operating expense 2,018 1,440
Total non-interest expense 11,174 10,176
Net income before income tax expense 6,038 7,690
Income tax expense 1,426 1,881
Net income $ 4,612 $ 5,809
Per share information:
Net income per common share, basic $ 0.23 $ 0.29
Net income per common share, diluted $ 0.23 $ 0.29
Cash dividends declared $ 0.05 $ -
Weighted average shares outstanding:
Common shares, basic 19,633,330 19,855,409
Common shares, diluted 19,698,258 19,940,606

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023
Income statement data:
Net interest income $ 15,158 $ 14,376 $ 14,022 $ 14,173 $ 15,997
Provision for credit losses 410 1,475 653 38 201
Net interest income after provision for credit losses 14,748 12,901 13,369 14,135 15,796
Service fees 1,651 1,348 1,329 1,173 1,205
Gain (loss) on sale of securities available for sale, net - (883) (955) - (21)
Gain on sale of loans held for sale, net 67 105 255 94 347
Other income 746 756 1,532 579 539
Total non-interest income 2,464 1,326 2,161 1,846 2,070
Salaries and employee benefits 6,310 6,104 6,066 5,882 6,377
Occupancy 1,314 1,262 1,350 1,319 1,299
Regulatory assessments and fees 433 412 365 452 224
Consulting and legal fees 592 642 513 386 358
Network and information technology services 507 552 481 505 478
Other operating expense 2,018 1,747 1,686 1,908 1,440
Total non-interest expense 11,174 10,719 10,461 10,452 10,176
Net income before income tax expense 6,038 3,508 5,069 5,529 7,690
Income tax expense 1,426 787 1,250 1,333 1,881
Net income $ 4,612 $ 2,721 $ 3,819 $ 4,196 $ 5,809
Per share information:
Net income per common share, basic $ 0.23 $ 0.14 $ 0.20 $ 0.21 $ 0.29
Net income per common share, diluted $ 0.23 $ 0.14 $ 0.19 $ 0.21 $ 0.29
Cash dividends declared $ 0.05 $ - $ - $ - $ -
Balance sheet data (at period-end):

Cash and cash equivalents $ 126,546 $ 41,062 $ 33,435 $ 87,280 $ 63,251
Securities available-for-sale $ 259,992 $ 229,329 $ 218,609 $ 218,442 $ 229,409
Securities held-to-maturity $ 173,038 $ 174,974 $ 197,311 $ 220,956 $ 186,428
Total securities $ 433,030 $ 404,303 $ 415,920 $ 439,398 $ 415,837
Loans held for investment
(1)
$ 1,821,196 $ 1,780,827 $ 1,676,520 $ 1,595,959 $ 1,580,394
Allowance for credit losses $ (21,454) $ (21,084) $ (19,493) $ (18,815) $ (18,887)
Total assets $ 2,489,142 $ 2,339,093 $ 2,244,602 $ 2,225,914 $ 2,163,821
Non-interest-bearing deposits $ 576,626 $ 552,762 $ 573,546 $ 572,360 $ 633,606
Interest-bearing deposits $ 1,526,168 $ 1,384,377 $ 1,347,376 $ 1,348,941 $ 1,196,856
Total deposits $ 2,102,794 $ 1,937,139 $ 1,920,922 $ 1,921,301 $ 1,830,462
FHLB advances and other borrowings $ 162,000 $ 183,000 $ 102,000 $ 87,000 $ 120,000
Total liabilities $ 2,294,131 $ 2,147,125 $ 2,061,718 $ 2,042,229 $ 1,979,963
Total stockholders' equity $ 195,011 $ 191,968 $ 182,884 $ 183,685 $ 183,858
Capital ratios:
(2)

Leverage ratio 8.91% 9.28% 9.26% 9.32% 9.36%
Common equity tier 1 capital 11.80% 11.62% 11.97% 12.27% 12.04%
Tier 1 risk-based capital 11.80% 11.62% 11.97% 12.27% 12.04%
Total risk-based capital

12.98% 12.78% 13.10% 13.42% 13.20%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to
regulatory capital requirements.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023
Average balance sheet data:
Cash and cash equivalents $ 132,266 $ 57,069 $ 90,742 $ 94,313 $ 50,822
Securities available-for-sale $ 239,896 $ 215,649 $ 222,134 $ 224,913 $ 230,336
Securities held-to-maturity $ 174,142 $ 181,151 $ 218,694 $ 192,628 $ 187,826
Total securities $ 414,038 $ 396,800 $ 440,828 $ 417,541 $ 418,162
Loans held for investment
(1)
$ 1,781,528 $ 1,698,611 $ 1,610,864 $ 1,569,266 $ 1,547,393
Total assets $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218
Interest-bearing deposits $ 1,473,831 $ 1,336,470 $ 1,353,516 $ 1,270,657 $ 1,179,878
Non-interest-bearing deposits $ 574,760 $ 577,133 $ 587,917 $ 601,778 $ 664,369
Total deposits $ 2,048,591 $ 1,913,603 $ 1,941,433 $ 1,872,435 $ 1,844,247
FHLB advances and other borrowings $ 164,187 $ 139,000 $ 85,326 $ 93,075 $ 61,600
Total liabilities $ 2,243,011 $ 2,085,182 $ 2,065,357 $ 1,999,304 $ 1,936,847
Total stockholders' equity $ 193,092 $ 183,629 $ 184,901 $ 184,238 $ 183,371
Performance ratios:
Return on average assets
(2)
0.76% 0.48% 0.67% 0.77% 1.11%
Return on average equity
(2)
9.61% 5.88% 8.19% 9.13% 12.85%
Net interest margin
(2)
2.62% 2.65% 2.60% 2.73% 3.22%
Non-interest income (loss) to average assets
(2)
0.41% 0.23% 0.38% 0.34% 0.40%
Efficiency ratio
(3)
63.41% 68.27% 64.64% 65.25% 56.32%
Loans by type (at period end):
(4)
Residential real estate $ 237,906 $ 204,419 $ 188,880 $ 183,093 $ 184,427
Commercial real estate $ 1,057,800 $ 1,047,593 $ 1,005,280 $ 989,401 $ 987,757
Commercial and industrial $ 228,045 $ 219,757 $ 212,975 $ 169,401 $ 160,947
Foreign banks $ 100,182 $ 114,945 $ 94,640 $ 85,409 $ 97,405
Consumer and other

$ 194,325 $ 191,930 $ 173,096 $ 167,845 $ 149,410
Asset quality data:

Allowance for credit losses to total loans 1.18% 1.18% 1.16% 1.18% 1.20%
Allowance for credit losses to non-performing loans 4,705% 4,505% 4,070% 3,871% 3,886%
Total non-performing loans
(5)
$ 456 $ 468 $ 479 $ 486

$ 486
Non-performing loans to total loans 0.03% 0.03% 0.03% 0.03% 0.03%
Non-performing assets to total assets
(5)
0.02% 0.02% 0.02% 0.02% 0.02%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% (0.00)% (0.00)% 0.01% (0.01)%
Net charge-offs (recovery) of credit losses $ (7) $ (3) $ (5) $ 29 $ (49)
Interest rates and yields:
(2)
Loans 6.01% 5.79% 5.55% 5.33% 5.17%
Investment securities

2.69% 2.46% 2.52% 2.26% 2.20%
Total interest-earning assets 5.34% 5.16% 4.89% 4.68% 4.51%
Deposits 2.76% 2.53% 2.39% 1.99% 1.29%
FHLB advances and other borrowings 4.10% 4.04% 3.19% 3.42% 3.27%
Total interest-bearing liabilities 3.86% 3.66% 3.41% 2.97% 2.08%
Other information:

Full-time equivalent employees 199 196 194 198 196
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there were

no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended March 31,
2024 2023
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,781,528 $ 26,643 6.01% $ 1,547,393 $ 19,711 5.17%
Investment securities
(3)
419,989 2,811 2.69% 421,717 2,286 2.20%
Other interest-earning assets 125,244 1,433 4.60% 43,084 382 3.60%
Total interest-earning assets 2,326,761 30,887 5.34% 2,012,194 22,379 4.51%
Non-interest-earning assets 109,342

108,024

Total assets $ 2,436,103 $ 2,120,218
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 53,344 369 2.78% $ 58,087 43 0.30%
Saving and money market deposits 1,097,575 10,394 3.81% 897,061 4,785 2.16%
Time deposits 322,912 3,294 4.10% 224,730 1,057 1.91%
Total interest-bearing deposits 1,473,831 14,057 3.84% 1,179,878 5,885 2.02%
FHLB advances and other borrowings 164,187 1,672 4.10% 61,600 497 3.27%
Total interest-bearing liabilities 1,638,018 15,729 3.86% 1,241,478 6,382 2.08%
Non-interest-bearing demand deposits 574,760

664,369

Other non-interest-bearing liabilities 30,233 31,000
Total liabilities 2,243,011

1,936,847

Stockholders' equity 193,092 183,371
Total liabilities and stockholders' equity $ 2,436,103

$ 2,120,218

Net interest income $ 15,158 $ 15,997
Net interest spread
(4)
1.48% 2.43%
Net interest margin
(5)
2.62% 3.22%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 4,612 $ 2,721 $ 3,819 $ 4,196 $ 5,809
Plus: Provision for income taxes 1,426 787 1,250 1,333 1,881
Plus: Provision for credit losses 410 1,475 653 38 201
PTPP income $ 6,448 $ 4,983 $ 5,722 $ 5,567 $ 7,891
PTPP return on average assets:
(1)

PTPP income $ 6,448 $ 4,983 $ 5,722 $ 5,567 $ 7,891
Average assets $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218
PTPP return on average assets
(2)
1.06% 0.87% 1.01% 1.02% 1.51%

Operating net income:
(1)
Net income $ 4,612 $ 2,721 $ 3,819 $ 4,196 $ 5,809
Less: Net gains (losses) on sale of securities - (883) (955) - (21)
Less: Tax effect on sale of securities - 224 242 - 5
Operating net income $ 4,612 $ 3,380 $ 4,532 $ 4,196 $ 5,825

Operating PTPP income:
(1)
PTPP income $ 6,448 $ 4,983 $ 5,722 $ 5,567 $ 7,891
Less: Net gains (losses) on sale of securities - (883) (955) - (21)
Operating PTPP income $ 6,448 $ 5,866 $ 6,677 $ 5,567 $ 7,912
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 6,448 $ 5,866 $ 6,677 $ 5,567 $ 7,912
Average assets $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218
Operating PTPP return on average assets
(2)
1.06% 1.03% 1.18% 1.02% 1.51%

Operating return on average assets:
(1)
Operating net income $ 4,612 $ 3,380 $ 4,532 $ 4,196 $ 5,825
Average assets $ 2,436,103 $ 2,268,811 $ 2,250,258 $ 2,183,542 $ 2,120,218
Operating return on average assets
(2)
0.76% 0.59% 0.80% 0.77% 1.11%
Operating return on average equity:
(1)
Operating net income $ 4,612 $ 3,380 $ 4,532 $ 4,196 $ 5,825
Average equity $ 193,092 $ 183,629 $ 184,901 $ 184,238 $ 183,371
Operating return on average equity
(2)
9.61% 7.30% 9.72% 9.13% 12.88%
Operating Revenue:
(1)

Net interest income
$ 15,158

$ 14,376

$ 14,022

$ 14,173

$ 15,997

Non-interest income

2,464 1,326 2,161

1,846

2,070

Less: Net gains (losses) on sale of securities
- (883) (955) - (21)

Operating revenue
$ 17,622 $ 16,585 $ 17,138 $ 16,019 $ 18,088
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 11,174

$ 10,719

$ 10,461

$ 10,452

$ 10,176

Operating revenue
$ 17,622 $ 16,585 $ 17,138 $ 16,019 $ 18,088

Operating efficiency ratio
63.41% 64.63% 61.04% 65.25% 56.26%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 195,011 $ 191,968 $ 182,884 $ 183,685 $ 183,858
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 195,011 $ 191,968 $ 182,884 $ 183,685 $ 183,858
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,650,463 19,575,435 19,542,290 19,544,777 19,622,380
Tangible book value per common share
(2)
$ 9.92 $ 9.81 $ 9.36 $ 9.40 $ 9.37
Operating diluted net income per common share:
(1)
Operating net income $ 4,612 $ 3,380 $ 4,532 $ 4,196 $ 5,825
Total weighted average diluted shares of common stock 19,698,258 19,573,350 19,611,897 19,639,682 19,940,606
Operating diluted net income per common share: $ 0.23 $ 0.17

$

0.23

$

0.21

$

0.29
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 195,011 $ 191,968 $ 182,884 $ 183,685 $ 183,858

Tangible total assets
(3)
$ 2,489,142

$

2,339,093

$

2,244,602

$

2,225,914

$

2,163,821
Tangible Common Equity/Tangible Assets 7.83% 8.21% 8.15% 8.25% 8.50%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.